POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED DECEMBER 1, 2011 TO THE
PROSPECTUS DATED FEBRUARY 28, 2011 OF:

PowerShares 1-30 Laddered Treasury Portfolio
PowerShares Build America Bond Portfolio
PowerShares Emerging Markets Sovereign Debt Portfolio
PowerShares Fundamental High Yield® Corporate Bond Portfolio
PowerShares Insured California Municipal Bond Portfolio
PowerShares Insured National Municipal Bond Portfolio
PowerShares Insured New York Municipal Bond Portfolio
PowerShares International Corporate Bond Portfolio
PowerShares Preferred Portfolio
PowerShares VRDO Tax-Free Weekly Portfolio

Effective December 1, 2011, the first paragraph under the section titled "S&P International Corporate Bond Index" on pages 57-58 of the Prospectus is hereby deleted and replaced with the following:

The Underlying Index for the PowerShares International Corporate Bond Portfolio is reconstituted and rebalanced monthly. For inclusion in the Underlying Index, each bond must meet a minimum threshold for the total outstanding value of such bond. This threshold will vary with the currency in which the bond is denominated. Each bond must be rated investment grade by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. or Moody's Investors Service, Inc. Each bond's lower rating, if rated by both services, is used to determine eligibility for the Underlying Index. Temporary unrated tapped issues, in which the issuer reopens and sells debt instruments from past eligible rated issues, may be included in the Underlying Index. The weighting of each bond is based on its outstanding market value, which is set at the monthly rebalancing, and exposure to a single currency is capped at 50% at each monthly rebalancing.

If there are more than ten eligible issuers for a given currency when the Underlying Index is rebalanced at the end of November 2011, 25% of the lowest yielding bonds denominated in that currency will be removed from the universe of eligible instruments in order to enhance the yield of the Underlying Index. Any bonds removed from the universe of eligible instruments at the November 2011 month-end rebalancing will not be eligible for inclusion in the portfolio until the rebalancing of the Underlying Index in March 2012.

Beginning with the March 2012 month-end rebalancing, and then annually each March thereafter, if there are more than ten eligible issuers for a given currency, 25% of the lowest yielding bonds denominated in that currency will be removed from the universe of eligible instruments in order to enhance the yield of the Underlying Index. Any bonds removed from the universe of eligible instruments at the March 2012 rebalancing will not be eligible for inclusion in the portfolio until the next annual rebalancing.

Please Retain This Supplement For Future Reference.

P-PS-PRO-STK-9 12/1/11